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                                                                  EXHIBIT 4.1


[COMPANY LOGO]

       SCG HOLDING CORPORATION

NUMBER                                               COMMON STOCK
SCG                                                     SHARES

                                         SEE REVERSE FOR CERTAIN DEFINITIONS

                                                     CUSIP 783884 10 9
                            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES that





Is the record owner of



            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

                            SCG HOLDING CORPORATION


transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                                    COUNTERSIGNED AND REGISTERED:
                                    HARRIS TRUST COMPANY OF CALIFORNIA
                                    TRANSFER AGENT AND REGISTRAR

              BY

                                    AUTHORIZED SIGNATURE

          /s/ George H. Cave        /s/ Steve Hanson
              Secretary                 President




[SCG HOLDING CORPORATION
CORPORATE SEAL DELAWARE]


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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - ______ Custodian _______
                         (Cust)           (Minor)
                         under Uniform Gifts to Minors
                         Act ______________________
                                   (State)

     UNIF TRF MIN ACT - ______ Custodian (until age ______)
                        (Cust)
                        ____________ under Uniform Transfers
                          (Minor)
                        to Minors Act ______________________
                                             (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________


                                    X _______________________________________

                                    X _______________________________________

                                      NOTICE: THE SIGNATURE(S) TO THIS
                                      ASSIGNMENT MUST CORRESPOND WITH THE
                                      NAME(S) AS WRITTEN UPON THE FACE OF THE
                                      CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                      ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                      WHATEVER.

Signature(s) Guaranteed



By ________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.